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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2004


                  The Smith & Wollensky Restaurant Group, Inc.
             (Exact name of registrant as specified in its charter)


             Delaware                 001-16505            58-2350980
  (State or other jurisdiction     (Commission File       (IRS Employer
         of incorporation)              Number)         Identification No.)

               1114 First Avenue
               New York, New York                           10021
    (Address of principal executive offices)              (Zip Code)

                                 (212) 838-2061
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02         Results of Operations and Financial Condition

On September 30, 2004, The Smith & Wollensky Restaurant Group, Inc. (the "Company") issued a press release describing selected financial results of the Company for the quarter ended September 27, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01             Financial Statements and Exhibits

(c)        Exhibits
           99.1 Press Release of The Smith & Wollensky Restaurant Group, Inc. dated September 30, 2004


The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        The Smith & Wollensky  Restaurant Group, Inc.


                        By:   /s/ Alan M. Mandel
                              ---------------------------------------
                              Alan M. Mandel
                              Chief Financial Officer, Executive Vice
                              President of Finance, Treasurer and
                              Secretary

Date: October 1, 2004


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                                Index to Exhibits
                                -----------------


Exhibit No.      Description of document
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99.1*            Press Release of The Smith & Wollensky Restaurant Group, Inc.
                 dated September 30, 2004



* Filed herewith.


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